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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 7, 1997


                             DELTA AIR LINES, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                      1-5424                    58-0218548
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


       Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
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                   (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------

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ITEM 5.  OTHER EVENTS

        On January 7, 1997, Delta Air Lines, Inc. ("Delta") announced a series of actions to strengthen its international operations. These actions, which are scheduled to be implemented between April 1997 and June 1997, include the following:

        .  New International Service at JFK Airport.  Beginning nonstop service
           ----------------------------------------
           between New York's John F. Kennedy International Airport ("JFK Airport") and Istanbul, Madrid and Manchester; extending existing service between JFK Airport and Athens from seasonal to year round; and adding a second, seasonal daily flight between JFK Airport and Rome.

        .  New Domestic Service at JFK Airport.  Initiating daily nonstop
           -----------------------------------
           service between JFK Airport and Houston, Philadelphia and Seattle; and adding a third daily nonstop flight between JFK Airport and Los Angeles.

        .  Other Changes at JFK Airport.  Retiming Delta's operations at JFK
           ----------------------------
           Airport to improve connecting times between domestic and international flights.

        .  Restructure Operations at Frankfurt, Germany.  Discontinuing service
           --------------------------------------------
           between Frankfurt and Athens, Bucharest, Istanbul, Moscow, Warsaw and St. Petersburg; and terminating nonstop service between Frankfurt and Los Angeles, Orlando and Dulles Airport in Washington, D.C.

        .  Other New International Service.  Adding a daily flight between
           -------------------------------
           Atlanta and Stuttgart and between Atlanta and Zurich.

        Delta expects these actions will improve its system operating income by approximately $62 million a year. As a result of these actions, Delta will record during the March 1997 quarter restructuring and other non-recurring charges of up to $60 million, primarily consisting of personnel severance charges.

        The above information regarding Delta's projected improvement in system operating income is forward-looking information, and the actual results could differ materially from the results that Delta currently anticipates. The specific factors and events that could cause the actual results to differ materially from the expected results include, among other things, (1) competitive factors such as the airline pricing environment and the capacity decisions of other airlines; (2) general economic conditions; (3) changes in jet fuel prices; (4) fluctuations in foreign currency exchange rates; (5) actions by the United States and foreign governments; and (6) the willingness of customers to travel.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DELTA AIR LINES, INC.


                                       By: /s/ Thomas J. Roeck, Jr.
                                          -------------------------------------
                                           Thomas J. Roeck, Jr.
                                           Senior Vice President-Finance and
                                           Chief Financial Officer

Date: January 7, 1997


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